Exhibit 99.3

4th Quarter and Full-Year 2012 Results

2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. Forward-Looking Statements

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Reconciliations of on-going earnings to our net income attributable to common shareholders are included in this presentation. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. 3 Amounts Attributable to Common Shareholders and Non-GAAP Financial Measures

Regulatory environment Capital investments Operational excellence Looking ahead 4 CEO Discussion Agenda

4th quarter results Full-year 2012 results Arizona economic outlook Credit ratings upgrades and financing plans Earnings guidance and financial outlook 5 CFO Agenda

Per Share Net Income On-Going Earnings Per Share 6 Consolidated EPS Comparisons 4th Quarter 2012 vs. 4th Quarter 2011

7 Non-GAAP EPS Reconciliation 4th Quarter 2012 vs. 4th Quarter 2011 4th Qtr 2012 4th Qtr 2011 Change EPS as reported 0.20 $ 0.11 $ 0.09 $ Adjustments: Loss (income) from discontinued operations 0.04 - 0.04 On-going EPS 0.24 $ 0.11 $ 0.13 $

Higher gross margin* $0.22 Lower infrastructure-related costs $0.06 Higher O&M* $(0.08) Net Increase $0.13 = * Excludes costs, and offsetting operating revenues, associated with renewable energy (net of AZ Sun), energy efficiency and similar regulatory programs. See non-GAAP reconciliation for gross margin in appendix. Other items, net $(0.07) 8 On-Going EPS Variances 4th Quarter 2012 vs. 4th Quarter 2011

Net Increase $0.22 = See non-GAAP reconciliation in appendix. * Higher fuel and purchased power costs, net of off-system sales and mark-to-market. Retail transmission revenue increase $0.06 9 2012 regulatory settlement $0.13 Weather effects $(0.03) Higher retail kWh sales $0.06 Other items, net $0.03 Higher fuel costs, net* $(0.03) Gross Margin EPS Drivers 4th Quarter 2012 vs. 4th Quarter 2011

Per Share Net Income On-Going Earnings* Per Share *See non-GAAP reconciliation in appendix. 10 Consolidated EPS Comparisons Full-Year 2012 vs. Full-Year 2011

Year-Over- Year Change Non-Farm Job Growth 11 Metro Phoenix Excess Housing APS Service Territory Arizona Economic Indicators Employment & Excess Housing ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12

Value Relative to Jan ‘05 Home Prices Nonresidential Building Vacancy Vacancy Rate Office Retail Arizona Economic Indicators Metro Phoenix Housing Prices & Nonresidential Vacancy 12 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 Industrial

13 We are disclosing these ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. APS Parent Corporate Credit Ratings Moody’s Baa1 Baa2 S&P BBB+ BBB+ Fitch BBB BBB Senior Unsecured Moody’s Baa1 - S&P BBB+ - Fitch BBB+ - Outlook Moody’s Stable Stable S&P Stable Stable Fitch Stable Stable Investment-Grade Credit Ratings

14 On-Going EPS See key factors and assumptions in appendix. $2.99 $3.45 – $3.60 $3.50 Consolidated Financial Outlook As of February 22, 2013

15 Dividend Growth Goal Indicated Annual Dividend Rate at Year-End * Increase effective 4th quarter 2012 Future dividends subject to declaration at Board of Directors’ discretion. Projected Consolidated Earned ROE Goal At Least 9.5% 9.9% Projected Annual Dividend Growth Approx. 4% Consolidated Financial Outlook As of February 22, 2013

Appendix

Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) about $2.17 billion to $2.22 billion Retail customer growth about 1.5% Weather-normalized retail electricity sales volume about flat to prior year taking into account effects of customer conservation and energy efficiency and distributed renewable generation initiatives Normal weather patterns Operating expenses* (operations and maintenance, depreciation and amortization, and taxes other than income taxes) about $1.34 billion to $1.37 billion Interest expense, net of allowances for borrowed and equity funds used during construction, about $175 million to $185 million Net income attributable to noncontrolling interests about $30 million to $35 million Effective tax rate about 35% * Excludes O&M of $123 million, and offsetting operating revenues, associated with renewable energy and energy efficiency programs 17 2013 On-Going EPS Guidance Key Factors & Assumptions as of February 22, 2013

2013-2015 Financial Outlook Key Drivers & Assumptions as of February 22, 2013 18 2012 retail rate settlement effective July 1, 2012 Revenue provisions Retail base rate changes effective July 1, 2012 Adjustment mechanisms Four Corners acquisition AZ Sun additions to flow through RES until next base rate case Lost Fixed Cost Recovery (LFCR) mechanism assumed to offset 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures Cost mitigation provisions Power Supply Adjustor (PSA) – 100% pass-through Potential property tax deferrals – assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals Deferral rates: 50% in 2013; 75% in 2014 and thereafter (continued)

2013-2015 Financial Outlook Key Drivers & Assumptions as of February 22, 2013 (cont.) 19 Modestly improving Arizona and U.S. economic conditions Retail customer growth to average 2% annually Weather-normalized retail electricity sales volume growth: Relatively flat after customer conservation and energy efficiency and distributed renewable generation initiatives Average 2.5% annually before customer conservation and energy efficiency and distributed renewable generation initiatives Rate base growth to average 6% annually AZ Sun Program Transmission rate adjustments (FERC formula rates and retail adjustor) Four Corners cost deferrals between dates acquired and included in retail rates Company-wide operating and capital cost management Financing to maintain balanced capital structure for credit ratings and retail regulatory test year Interest rates Normal weather

Pretax Millions *All periods recalculated to conform to current presentation. 20 2011 2012 2010 Gross Margin Effects of Weather Variances Versus Normal*

Pretax Millions * Related to APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 21 2011 2012 2010 Quarterly Mark-to-Market on Hedge Contracts*

Pretax Millions 22 2011 2012 2010 * O&M expenses related to Renewable Energy Standard and similar regulatory programs are offset by comparable revenue amounts. Renewable Energy, Demand Side Management and Similar Regulatory Expenses*

23 Non-GAAP Measure Reconciliation Gross Margin $ millions pretax, except per share amounts 2012 2011 Operating revenues* 693 $ 668 $ Fuel and purchased power expenses* (211) (216) Gross margin 482 452 0.16 $ Less Renewable energy (excluding AZ Sun), energy efficiency and similar regulatory programs (25) (35) 0.06 Gross margin - adjusted 457 $ 417 $ 0.22 $ * Line items from Consolidated Statements of Income Three Months Ended December 31, EPS Change

24 Non-GAAP EPS Reconciliation Consolidated On-Going EPS Guidance Year 2011 Actual Year 2012 Actual Year 2013 Guidance* Net income attributable to common shareholders 3.09 $ 3.45 $ Adjustments: Loss (income) from discontinued operations (0.10) 0.05 On-going EPS 2.99 $ 3.50 $ $3.45 - $3.60 * As of February 22, 2013